Subsequent events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent events

25. Subsequent events

In February 2016, the Group granted 152,240 RSUs to its employees under the 2013 Share Incentive Plan.

Guazi closed a new US$204,500 round of equity financing with participation from a number of globally recognized institutional investors in March 2016. The Company converted the Guazi Convertible Note into preference shares of Guazi.

The Company obtained a secured interest-bearing loan of US$275,000 from China Merchants Bank Co., Ltd. in April 2016. Pursuant to the loan repayment schedule, US$167,500 out of the US$275,000 principal amount will be repaid before December 31, 2016 and the remaining US$107,500 will be due on April 21, 2017. The Company used the proceeds from this loan to early repay the principal of the Amended Convertible Note borrowed from Tencent. The Amended Convertible Note and the accrued interest have been fully paid off in April 2016.